SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 30, 2003

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-1193298
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS
(Exact name of registrant as specified in its organizational documents)

MARYLAND
(State or other jurisdiction of incorporation or organization)

52-0901263
(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604

ITEM 5. OTHER EVENTS.
ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1

(Address of principal executive offices, including zip code)

(914) 640-8100
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

     In a press release dated October 30, 2003, Barry S. Sternlicht, Chairman and Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc. announced his intention to step down as Chief Executive Officer once a new Chief Executive has been hired and is on board. Mr. Sternlicht will co-chair a newly formed search committee of the Board of Directors to help identify and select his successor. Upon the CEO’s selection, Mr. Sternlicht will become Executive Chairman of Starwood. The press release is included as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated October 30, 2003 of Starwood Hotels & Resorts Worldwide, Inc.

          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS		STARWOOD HOTELS & RESORTS WORLDWIDE,INC.
By:	/s/ Kenneth S. Siegel	By:	/s/ Kenneth S. Siegel

Name: Title:	Kenneth S. Siegel Vice President, General Counsel and Secretary	Name: Title:	Kenneth S. Siegel Executive Vice President, General Counsel and Secretary

Dated: October 30, 2003